1919 Financial Services Fund
Class A (SBFAX)
Class C (SFSLX)
Class I (LMRIX)
 Class FI (—)*
 Class R (—)*
Summary Prospectus
April 29, 2024
www.1919funds.com

*As of the date of this Summary Prospectus, Class FI and Class R shares are not available for purchase.

Before you invest, you may want to review the 1919 Financial Services Fund (the “Financial Services Fund” or the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 29, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.1919funds.com. You can also get this information at no cost by calling 1-844-828-1919 or by sending an e-mail request to information@1919funds.com.
Investment Objective
The Financial Services Fund seeks long-term capital appreciation by investing primarily in common stocks.
Fees and Expenses of the Financial Services Fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Financial Services Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the 1919 Investment Counsel, LLC (“1919ic” or the “Adviser”) family of funds. More information about these and other discounts is available from your financial intermediary (banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries) (each called a “Financial Intermediary”), in this Prospectus on page 35 under the heading “Sales Charges,” in Appendix A to this Prospectus – Financial Intermediary Sales Charge Variations, and in the Financial Services Fund’s statement of additional information (the “SAI”) on page 67 under the heading “Sales Charge Waivers and Reductions.”

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	1.00%¹	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class FI	Class R	Class I
Management fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	1.00%	0.25%	0.50%	None
Other expenses2	0.41%	0.38%	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses	1.46%	2.18%	1.43%	1.68%	1.18%
1Although there is no front-end sales charge on purchases of $1 million or more, there is a maximum deferred sales charge of 1.00% if you redeem within 18 months of such a purchase. This charge is waived for certain investors as defined in the “Contingent Deferred Sales Charges” section on page 38 of this Prospectus.
2Other Expenses for Class A, Class C and Class I are based on amounts for the 1919 Financial Services Fund, a series of Trust for Advised Portfolios (the “Predecessor Fund”), for the fiscal year ended December 31, 2023. Because neither Class FI nor Class R shares of the Predecessor Fund had any operating results, Other Expenses for Class FI and Class R shares are based on estimated expenses for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the Financial Services Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Financial Services Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Financial Services Fund’s operating expenses remain the same and that you reinvest all distributions and dividends without a sales charge.
 Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	$715	$1,010	$1,327	$2,221
Class C (with redemption at end of period)	$321	$682	$1,169	$2,513
Class C (without redemption at end of period)	$221	$682	$1,169	$2,513
Class FI (with or without redemption at end of period)	$146	$452	$782	$1,713
Class R (with or without redemption at end of period)	$171	$530	$913	$1,987
Class I (with or without redemption at end of period)	$120	$375	$649	$1,432
Portfolio turnover
The Financial Services Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Financial Services Fund’s performance. During the fiscal year ended December 31, 2023, the Predecessor Fund’s portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Financial Services Fund invests at least 80% of its net assets in equity securities of issuers in the financial services industry that the Adviser believes are undervalued and thus may offer above-average potential for capital appreciation. These companies may include, but are not limited to:
•Regional and money center banks

•Securities brokerage firms
•Asset management companies
•Savings banks and thrift institutions
•Specialty finance companies (e.g., credit card and mortgage providers)
•Insurance and insurance brokerage firms
•Government sponsored agencies, such as the Government National Mortgage Association, in the financial services industry
•Financial conglomerates
Issuers in the financial services industry may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, internet services and business services. The Financial Services Fund may invest in securities of companies of any market capitalization and primarily invests in common stock. The Fund concentrates its assets in the financial services industry.
The Adviser analyzes an issuer’s financial statements to determine earnings per share potential and reviews, as appropriate, the economy where the issuer does business, the products offered, the issuer’s potential to benefit from industry changes and the strength and goals of management. The Adviser considers factors, including profitability, earnings, growth potential, management, credit trends, loan growth or lack thereof (with respect to banks), and geographic footprint when considering when to purchase or sell portfolio securities. The Adviser will compare these factors relative to an issuer’s peers. The Adviser will also consider how a purchase or sale of a portfolio security could impact the balance of the overall portfolio.
The Financial Services Fund may invest its assets in securities of foreign financial services companies, including companies in emerging market countries. The Financial Services Fund may invest in fixed income securities, including high yield securities or “junk bonds.” The Financial Services Fund may invest in shares of open-end funds or unit investment trusts that are traded on a stock exchange, called exchange traded funds (“ETFs”).
The Financial Services Fund may engage in a variety of transactions using derivatives, such as futures and options on securities, securities indexes or currencies; options on these futures; interest rate or currency swaps; and forward foreign currency transactions for any of the following purposes: to settle transactions in securities quoted in foreign currencies; as a hedging technique in an attempt to manage risk in the Financial Services Fund’s portfolio; as a substitute for buying or selling securities, as a cash flow management technique, and to manage its exposure to foreign securities.
Principal Risks
Risk is inherent in all investing. There is no assurance that the Financial Services Fund will meet its investment objective. The value of your investment in the Financial Services Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Financial Services Fund or your investment may not perform as well as other similar investments. An investment in the Financial Services Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Financial services companies risk. The Financial Services Fund is subject to the risk of concentrating investments in financial services companies, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. Economic downturns, credit losses and severe price competition can negatively affect this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Financial services companies are also subject to extensive government regulation. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted.

Portfolio selection risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.
Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The Financial Services Fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.
Stock market and equity securities risk. The securities markets are volatile and the market prices of the Financial Services Fund’s investments in equity securities may decline generally. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. If the market prices of the securities owned by the Financial Services Fund fall, the value of your investment in the Financial Services Fund will decline. Volatility in the securities market may make it more difficult for the Financial Services Fund to accurately value its securities or to sell its securities on a timely basis. Market volatility may also adversely affect the broader economy, which in turn may adversely affect the value of securities owned by the Financial Services Fund and the net asset value (“NAV”) of its shares.
Foreign investments and emerging markets risk. The Financial Services Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Financial Services Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Financial Services Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. In addition to the lack of liquidity, as compared to domestic investments, emerging market investments also face risks related to market manipulation, limited reliable access to capital, political risk, atypical foreign investment structures, lack of shareholder rights and remedies, and incomplete or inaccurate auditing and reporting standards. Atypical foreign investment structures may also limit investor rights and recourse and there may also be limited corporate governance standards as compared to U.S. companies.
Derivatives risk. The use of derivative instruments exposes the Financial Services Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards and may include futures contracts, options (both written and purchased), swaps and forward currency exchange contracts. Using derivatives can increase the Fund’s losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
ETF risk. Investing in an ETF will give the Financial Services Fund exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore, may trade at either a premium or discount to net asset value. The Financial Services Fund will indirectly bear its proportionate share of the management fees and other expenses that are charged by the ETF in addition to the management fees and other expenses directly incurred by the Financial Services Fund. As a result, with respect to the Financial Services Fund’s investment in ETFs, shareholders will be subject to two layers of fees and expenses in connection with their investment in the Financial Services Fund. The Financial Services Fund will also pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Financial Services Fund’s investment in that issuer. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline. High yield bonds are generally subject to greater credit risks than higher-grade bonds. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Financial Services Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Financial Services Fund could decline. If the Financial Services Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Financial Services Fund will be subject to the credit risk presented by the counterparty. In addition, the Financial Services Fund may incur expenses in an effort to protect the Financial Services Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the Financial Services Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.
Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls and speculation.

Extension risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline. This may cause the Financial Services Fund’s share prices to be more volatile.
Forward foreign currency transactions risk. The Fund’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates. A security may be denominated in a currency that is different from the currency where the issuer is domiciled. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
Illiquid investment risk. Some assets held by the Financial Services Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid assets may also be difficult to value. If the Financial Services Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Financial Services Fund may be forced to sell at a loss.
Market risk. Financial market risks affect the value of individual instruments in which the Financial Services Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Financial Services Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Financial Services Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Financial Services Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Financial Services Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Financial Services Fund may lose the amount of the premium paid in the event of prepayment.
Tax risk. If positions held by the Financial Services Fund were treated as “straddles” for federal income tax purposes, or the Financial Services Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Financial Services Fund’s gains and losses with respect to straddle positions.
Valuation risk. The sales price the Financial Services Fund could receive for any particular portfolio investment may differ from the Financial Services Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Financial Services Fund shares on days when the Financial Services Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Financial Services Fund had not fair-valued the security or had used a different valuation methodology.
Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates on growth stocks.
Performance
The bar chart and table provide some indication of the risks of investing in the Financial Services Fund. The Financial Services Fund has adopted the historical performance of the Predecessor Fund as a result of the reorganization of the Predecessor Fund into the Financial Services Fund on January 19, 2024 (the “Reorganization”). Prior to the Reorganization, the Financial Services Fund was a “shell” fund with no assets and had not yet commenced operations. The Predecessor Fund was also advised by the Adviser and had the same investment objective and strategies as the Financial Services Fund.
The bar chart shows changes in the Predecessor Fund’s performance from year to year for Class I shares. The table shows the average annual total returns of each class of the Predecessor Fund that has been in operation for at least a calendar year and also compares the Predecessor Fund’s performance with the average annual total returns of the S&P 500 Index, a domestic broad-based index, and a secondary index reflecting the market sector in which the Fund primarily invests. The S&P Financials Index is a subset of, and one of eleven sectors in, the S&P 500 Index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Financial Services Fund makes updated performance information available at www.1919funds.com or by calling the Financial Services Fund at 1‑844‑828‑1919.
The performance of shares of the Predecessor Fund for the period prior to November 7, 2014 reflects the performance of the Legg Mason Investment Counsel Financial Services Fund (the “Prior Predecessor Fund”). The Predecessor Fund acquired the assets and assumed the liabilities of the Prior Predecessor Fund that had used substantially similar investment strategies. At completion of the reorganization on November 7, 2014, Class A, Class C, and Class I of the Predecessor Fund assumed the performance, financial and other historical information of the Prior Predecessor Fund’s corresponding class of shares.
Past performance for the Predecessor Fund and Prior Predecessor Fund (before and after taxes) is not necessarily an indication of how the Financial Services Fund will perform in the future. Sales charges for the Predecessor Fund are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Calendar Year Total Return as of December 31

Predecessor Fund’s Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	12/31/2020	33.37%
Lowest Return Quarter	03/31/2020	-32.81%

Predecessor Fund’s Average Annual Total Returns1 (for periods ended December 31, 2023)
Class I	1 year	5 years	10 years
Return before taxes	1.69%	8.38%	7.80%
Return after taxes on distributions	-0.83%	6.97%	6.73%
Return after taxes on distributions and sale of fund shares	2.65%	6.54%	6.20%
Other Classes (Return before taxes only)
Class A	-4.41%	6.81%	6.84%
Class C	-0.21%	7.31%	6.72%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
S&P Financials Index (reflects no deduction for fees, expenses or taxes)	12.15%	11.98%	10.05%
1 As of the date of this prospectus, Class FI and Class R have not commenced operations and do not have performance information.
The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns for classes other than Class I will vary from returns shown for Class I. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment adviser: 1919 Investment Counsel, LLC.
Portfolio managers: Mr. Charles King, CFA, Chief Investment Officer and a Managing Director of the Adviser, became a portfolio manager of the Predecessor Fund in March 2017. Mr. John Helfst became a portfolio manager of the Predecessor Fund in October 2022. Mr. King and Mr. Helfst are primarily and jointly responsible for the day to day management of the Fund and have served as portfolio managers of the Fund since its inception in January 2024.
Purchase and Sale of Financial Services Fund Shares
You may purchase, redeem or exchange shares of the Financial Services Fund each day the New York Stock Exchange is open, at the Financial Services Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The Financial Services Fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class R	Class I
General	1,000/50	1,000/50	N/A	N/A	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	1 million/None*
IRAs	250/50	250/50	N/A	N/A	1 million/None*
SIMPLE IRAs	None/None	None/None	N/A	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	N/A	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	N/A	None/None
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	N/A	1 million/None*
Institutional Investors	1,000/50	1,000/50	N/A	N/A	1 million/None
*Available to investors investing directly with the Fund.
Your Financial intermediary may impose different investment minimums. Please contact them for additional details.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Financial Intermediary, or, if you hold your shares or plan to purchase shares through the Financial Services Fund, you should contact the Financial Services Fund by phone at 1-844-828-1919 or by mail at 1919 Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.
Tax Information
The Financial Services Fund’s distributions are generally taxable as ordinary income, qualified dividend income or capital gain. Some distributions may be treated as a return of capital for tax purposes. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement.
Payments to Broker/Dealers and other Financial Intermediaries
The Financial Services Fund and its related companies may pay broker/dealers or other Financial Intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or salesperson or visit your Financial Intermediary’s or salesperson’s website for more information.